Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the accompanying Quarterly Report of Cohu, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2007 (the “Report”), I, John H. Allen, Vice President Finance & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 27, 2007

/s/ John H. Allen
John H. Allen,
Vice President Finance & Chief Financial Officer